UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 17, 2007

Superconductor Technologies Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-21074	77-0158076
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

460 Ward Drive, Santa Barbara, CA	93111
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (805) 690-4500

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On December 17, 2007, we issued a press release announcing the completion of the official registration of BaoLi Superconductor Technology Co Ltd , a previously disclosed joint venture between Superconductor Technologies Inc. and Hunchun BaoLi Communications Co. Ltd.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

99.1      Press Release, dated December 17, 2007.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Superconductor Technologies Inc. (Registrant)
December 17, 2007 (Date)	/s/ WILLIAM J. BUCHANAN William J. Buchanan Controller

Exhibit Index

Exhibit Number	Description of Document

99.1	Press Release dated December 17, 2007.